ALASKA AIRLINES, AMERICAN AIRLINES ANNOUNCE NEW WEST COAST INTERNATIONAL ALLIANCE: ALASKA’S WEST COAST NETWORK TO CONNECT WITH AMERICAN’S LONG-HAUL FLYING TO CREATE MORE CHOICE FOR TRAVELERS

SEATTLE and FORT WORTH, Texas — Today, Alaska Airlines and American Airlines announce an alliance to create more choice for West Coast customers. The expanded relationship between the airlines will offer customers several benefits, including:

•Alaska Airlines intends to join the oneworld® alliance, the world's fastest growing and most highly rated global airline alliance, by summer 2021, which will connect Alaska guests to more than 1,200 destinations worldwide.
•American will launch the first service from Seattle (SEA) to Bangalore, India (BLR) beginning October 2020. A new American route from SEA to the global business hub London Heathrow (LHR) will begin flying in March 2021.

•The airlines will continue their domestic codeshare that offers customers hassle-free booking and travel between the two networks. The codeshare will expand to include international routes from Los Angeles (LAX) and SEA.

•Alaska and American loyalty members will enjoy benefits across both airlines, including the ability to earn and use miles on both airlines’ full networks, elite status reciprocity and lounge access to nearly 50 American Admirals Club lounges worldwide and seven Alaska Lounges in the U.S.

The alliance will give West Coast travelers more choices when traveling internationally, offer seamless access across a broader network and provide strategic growth for both airlines.

“Alaska has always been proud to serve Seattle, the city that we call home. We’re thrilled to give our guests more choice, broader use of loyalty benefits, and seamless global service with American and oneworld,” said Ben Minicucci, president of Alaska Airlines. “Additionally, international service to global business and tech hubs Heathrow and Bangalore is a tremendous win for the growing Seattle region and the West Coast.”

“Alaska Airlines has been an outstanding partner for nearly 40 years, and we’re excited to expand West Coast international service together,” said Robert Isom, president of American Airlines. “By connecting American’s strength in long-haul international flying and Alaska’s presence across the West Coast, we will build a better network for our customers than either airline could build alone. Together, we will deliver more value, benefits and choice for customers across the U.S. and around the globe.”

Alaska seeks full oneworld membership
Alaska intends to join oneworld, the world’s fastest growing and most highly rated global airline alliance. Once approved, oneworld membership will allow Alaska Mileage Plan loyalty members to earn and redeem miles through oneworld’s more than 1,200 international destinations. The alliance enables reciprocal benefits on other member airlines, such as priority check-in and boarding, access to preferred seats and free checked bags.

Seattle: An international gateway
Seattle’s first-ever direct flight to BLR will be available for purchase later this month, with daily flights beginning October 2020. Daily service between SEA and LHR will be available for purchase in May 2020 for flights starting March 2021.

“Beginning West Coast international service from Seattle will complement American’s strong existing international network from LAX,” said Vasu Raja, American’s Senior Vice President, Network Strategy. “India is a grossly underserved market, despite the number of businesses with a major presence in both

India and the West Coast. By adding Seattle to Bangalore, we’re giving customers from more than 70 U.S. cities access to India in one stop or less — versus the two, three or four stops they’d have to make to get there in the past.”

Codeshare and Frequent Flier Benefits: More options for customers
Alaska and American will continue their domestic codeshare relationship, which was scheduled to shrink in March of 2020. The airlines will expand codeshare to West Coast international routes from SEA and LAX for broader international access and choice for customers. Codeshare gives customers seamless access to more destinations and reciprocal frequent flyer program benefits. Customers with lounge membership will enjoy shared access to nearly 50 American Admirals Club lounges worldwide and seven Alaska Lounges in the U.S. for same-day travel on American or Alaska flights.

“This alliance further opens the world for Alaska Airlines guests, whether traveling for business or pleasure,” said Andrew Harrison, executive vice president and Chief Commercial Officer of Alaska Airlines. “And importantly for our employees, and the communities we serve~~,~~ this West Coast international alliance enables Alaska’s continued independent growth. As we’ve shared, we’re focused on delivering for our guests over the long-term – which means continued profitable growth to enable new aircraft and new opportunities. This supports those goals, and is an important step on the path.”

The implementation of the expanded relationship and other arrangements described herein is subject to the negotiation and execution of definitive documentation and governmental review.

Cautionary Statement Regarding Forward-Looking Statements and Information
Certain of the statements contained in this press release should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended (the Securities Act), the Securities Exchange Act of 1934, as amended (the Exchange Act), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those risks and uncertainties set forth from time to time in our filings with the Securities and Exchange Commission. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date of this press release or as of the dates indicated in the statement.

About Alaska Airlines
Alaska Airlines and its regional partners fly 47 million guests a year to more than 116 destinations with an average of 1,300 daily flights across the United States and to Mexico, Canada and Costa Rica. With Alaska and Alaska Global Partners, guests can earn and redeem miles on flights to more than 800 destinations worldwide. Alaska Airlines ranked "Highest in Customer Satisfaction Among Traditional Carriers in North America" in the J.D. Power North America Airline Satisfaction Study for 12 consecutive years from 2008 to 2019. Learn about Alaska's award-winning service at newsroom.alaskaair.com and blog.alaskaair.com. Alaska Airlines and Horizon Air are subsidiaries of Alaska Air Group (NYSE: ALK).

About American Airlines Group
American Airlines offers customers 6,800 daily flights to more than 365 destinations in 61 countries from its hubs in Charlotte, Chicago, Dallas-Fort Worth, Los Angeles, Miami, New York, Philadelphia, Phoenix and Washington, D.C.

With a shared purpose of caring for people on life's journey, American's 130,000 global team members serve more than 200 million customers annually. Since 2013, American has invested more than $28 billion in its product and people and now flies the youngest fleet among U.S. network carriers, equipped with industry-leading high-speed Wi-Fi, lie-flat seats, and more inflight entertainment and access to power. American also has enhanced food and beverage options in the air and on the ground in its world-class Admirals Club and Flagship lounges. American was recently named a Five Star Global Airline by the Airline Passenger Experience Association and Airline of the Year by Air Transport World. American is a founding member of oneworld®, whose members serve 1,100 destinations in 180 countries and territories. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company's stock is included in the S&P 500. Learn more about what's happening at American by visiting news.aa.com and connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines.